                                                                      EXHIBIT 99

                                                                            NEWS
(PROGRESSIVE LOGO)                                                       RELEASE
--------------------------------------------------------------------------------
The Progressive Corporation                                     COMPANY CONTACT:
6300 Wilson Mills Road                                            Thomas A. King
Mayfield Village, Ohio  44143                                     (440) 395-2260
http://www.progressive.com
--------------------------------------------------------------------------------

                              FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO -- June 10, 2004 -- The Progressive Corporation today reported the following results for May 2004:

                                                   May               May
($ in millions, except per share amounts)          2004              2003            Change
                                                   ----              ----            ------
Net premiums written                            $1,054.4            $910.9              16%
Net premiums earned                                998.2             853.9              17%
Net income                                         109.0              95.2              14%
      Per share                                      .50               .43              15%
Combined ratio                                      86.6              88.3         1.7 pts.

See the "Income Statement" for further information.

         Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive's Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company's other businesses principally include writing directors' and officers' liability insurance and managing the wind-down of the Company's lender's collateral protection program. See "Supplemental Information" for the month and year-to-date results.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENT
                                    MAY 2004
                      (millions - except per share amounts)
                                   (unaudited)


                                                Current
                                                 Month           Comments on Monthly Results(1)
                                                 -----           ------------------------------
Direct premiums written                         $1,080.4      Due to the Company's use of a fiscal calendar, premiums written
                                                ========      were favorably affected in May 2004, since the Memorial Day holiday will be reflected in fiscal June 2004 results but was
Net premiums written                            $1,054.4      included in fiscal May results for 2003.
                                                ========

Revenues:
Net premiums earned                             $  998.2
Investment income                                   38.6
Net realized losses on securities                  (4.9)
Service revenues                                     3.6
                                                --------
     Total revenues                              1,035.5
                                                --------
Expenses:
Losses and loss adjustment expenses                658.3      Includes $10.1 million, 1.0 loss ratio point, of catastrophic, weather-related losses.
Policy acquisition costs                           107.4
Other underwriting expenses                         98.8
Investment expenses                                   .8
Service expenses                                     2.0
Interest expense                                     6.5
                                                --------
     Total expenses                                873.8
                                                --------
Income before income taxes                         161.7
Provision for income taxes                          52.7
                                                --------
Net income                                      $  109.0
                                                ========
COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                         216.3
                                                ========
       Per share                                $    .50
                                                ========
Diluted:
Average shares outstanding                         216.3
Net effect of dilutive stock-based
compensation                                         3.5
                                                --------
       Total equivalent shares                     219.8
                                                ========
       Per share                                $    .50
                                                ========

(1)See the Monthly Commentary at the end of this release for additional discussion. Also see the Company's 2003 Annual Report at progressive.com/annualreport for a complete description of its reporting and accounting policies.

The following table sets forth the total return for the month:

       Fully taxable equivalent total return:
          Fixed income securities                   (.1)%
          Common stocks                             1.4%
          Total portfolio                            .2%

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENTS
                                    MAY 2004
                      (millions - except per share amounts)
                                   (unaudited)

                                                   Year-to-Date
                                             ------------------------
                                               2004            2003      % Change
                                               ----            ----      --------
Direct premiums written                      $5,789.3        $5,097.8        14
                                             ========        ========
Net premiums written                         $5,647.4        $4,981.2        13
                                             ========        ========
Revenues:
Net premiums earned                          $5,322.1        $4,497.9        18
Investment income                               193.4           187.5         3
Net realized gains on securities                 59.2            17.0       248
Service revenues                                 20.9            16.0        31
                                             --------        --------
     Total revenues                           5,595.6         4,718.4        19
                                             --------        --------
Expenses:
Losses and loss adjustment expenses           3,392.6         3,041.6        12
Policy acquisition costs                        574.0           498.2        15
Other underwriting expenses                     504.3           390.8        29
Investment expenses                               5.1             4.7         9
Service expenses                                 10.0            10.6        (6)
Interest expense                                 33.5            40.2       (17)
                                             --------        --------
     Total expenses                           4,519.5         3,986.1        13
                                             --------        --------

Income before income taxes                    1,076.1           732.3        47
Provision for income taxes                      350.0           240.2        46
                                             --------        --------
Net income                                   $  726.1        $  492.1        48
                                             ========        ========
COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                      216.4           217.8        (1)
                                             ========        ========
       Per share                             $   3.36        $   2.26        49
                                             ========        ========
Diluted:
Average shares outstanding                      216.4           217.8        (1)
Net effect of dilutive stock-based
compensation                                      3.6             3.6        --
                                             --------        --------
       Total equivalent shares                  220.0           221.4        (1)
                                             ========        ========
       Per share                             $   3.30        $   2.22        48
                                             ========        ========


 The following table sets forth the total return for the year-to-date period:

                                                  2004                2003
                                                  ----                ----
  Fully taxable equivalent total return:
       Fixed income securities                      .4%                4.0%
       Common stocks                               1.4%               10.4%
       Total portfolio                              .6%                4.9%

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                    MAY 2004
                                 ($ in millions)
                                   (unaudited)

                                                                                  CURRENT MONTH
                                           ----------------------------------------------------------------------------------------
                                                     PERSONAL LINES                   COMMERCIAL
                                           ------------------------------------          AUTO            OTHER          COMPANYWIDE
                                           AGENCY        DIRECT          TOTAL         BUSINESS        BUSINESSES          TOTAL
                                           ------        ------          -----         --------        ----------          -----
Net Premiums Written                       $629.1        $290.9         $920.0           $132.2           $2.2           $1,054.4
% Growth in NPW                                13%           21%            15%              22%           (63)%               16%
Net Premiums Earned                        $600.5        $280.9         $881.4           $114.4           $2.4           $  998.2
% Growth in NPE                                15%           21%            16%              26%           (61)%               17%

GAAP Ratios
-----------
Loss/LAE Ratio                               67.0          66.2           66.7             60.4           42.8               65.9
Expense Ratio                                20.5          21.4           20.8             19.3           46.3               20.7
                                           ------        ------         ------           ------           ----           --------
Combined Ratio                               87.5          87.6           87.5             79.7           89.1               86.6
                                           ======        ======         ======           ======           ====           ========
Actuarial Adjustments(1)
------------------------
Reserve Decrease/(Increase)
 Prior accident years                                                                                                    $    2.5
 Current accident year                                                                                                       (2.1)
                                                                                                                         --------
 Calendar year actuarial adjustment        $  (.3)       $  (.3)        $ (.6)           $  1.4           $(.4)               $.4
                                                                                                                         ========
Prior Accident Years Development
--------------------------------
 Favorable/(Unfavorable)
     Actuarial adjustment                                                                                                $    2.5
     All other development                                                                                                    7.6
                                                                                                                         --------
     Total development                                                                                                      $10.1
                                                                                                                         ========
Calendar year loss/LAE Ratio                                                                                                 65.9
                                                                                                                         ========
Accident year loss/LAE Ratio                                                                                                 66.9
                                                                                                                         ========
Statutory Ratios
----------------
Loss/LAE Ratio                                                                                                               66.1
Expense Ratio                                                                                                                19.9
                                                                                                                         --------
Combined Ratio                                                                                                               86.0
                                                                                                                         ========


(1) Represents adjustments solely based on the Company's corporate actuarial review.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                    MAY 2004
                                 ($ in millions)
                                   (unaudited)

                                                                               YEAR-TO-DATE
                                         -----------------------------------------------------------------------------------------
                                                   PERSONAL LINES                   COMMERCIAL
                                         --------------------------------------        AUTO            OTHER          COMPANYWIDE
                                          AGENCY        DIRECT         TOTAL         BUSINESS        BUSINESSES           TOTAL
                                          ------        ------         -----         --------        ----------           -----
Net Premiums Written                     $3,370.1      $1,592.4       $4,962.5           $674.9         $ 10.0           $5,647.4
% Growth in NPW                                11%           18%            13%              18%           (69)%               13%
Net Premiums Earned                      $3,214.1      $1,492.5       $4,706.6           $600.7         $ 14.8           $5,322.1
% Growth in NPE                                16%           22%            18%              27%           (52)%               18%

GAAP Ratios
-----------
Loss/LAE Ratio                               64.7          63.7           64.4             58.4           64.8               63.7
Expense Ratio                                20.2          20.9           20.4             18.9           35.3               20.3
                                         --------      --------       --------           ------         ------           --------
Combined Ratio                               84.9          84.6           84.8             77.3          100.1               84.0
                                         ========      ========       ========           ======         ======           ========
Actuarial Adjustments(1)
------------------------
Reserve Decrease/(Increase)
 Prior accident years                                                                                                    $   22.3
 Current accident year                                                                                                       (6.9)
                                                                                                                         --------
 Calendar year actuarial adjustment      $    8.9      $    4.5       $   13.4           $  2.8         $  (.8)          $   15.4
                                                                                                                         ========
Prior Accident Years Development
--------------------------------
 Favorable/(Unfavorable)
      Actuarial adjustment                                                                                               $   22.3
      All other development                                                                                                 (25.6)
                                                                                                                         --------
      Total development                                                                                                  $   (3.3)
                                                                                                                         ========
Calendar year loss/LAE Ratio                                                                                                 63.7
                                                                                                                         ========
Accident year loss/LAE Ratio                                                                                                 63.6
                                                                                                                         ========
Statutory Ratios
----------------
Loss/LAE Ratio                                                                                                               63.8
Expense Ratio                                                                                                                19.5
                                                                                                                         --------
Combined Ratio                                                                                                               83.3
                                                                                                                         ========
Statutory Surplus                                                                                                        $5,211.5


                                                           May            May
Policies in Force                                         2004           2003           Change
                                                          ----           ----           ------
(in thousands)

             Agency - Auto                                4,176          3,749              11%
             Direct - Auto                                1,984          1,708              16%
             Other Personal Lines(2)                      2,199          1,831              20%
                                                          -----          -----
      Total Personal Lines                                8,359          7,288              15%
                                                          =====          =====
      Commercial Auto Business                              400            326              23%
                                                          =====          =====


(1) Represents adjustments solely based on the Company's corporate actuarial review.

(2) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions - except per share amounts)
                                   (unaudited)

                                                                                                MAY
                                                                                                2004
                                                                                                ----
CONDENSED GAAP BALANCE SHEET:(1)
   Investments -
       Available-for-sale:
             Fixed maturities, at market (amortized cost: $9,121.8)                           $ 9,150.7
             Equity securities, at market:
                    Preferred stocks (cost: $811.6)                                               815.7
                    Common equities (cost: $1,597.1)                                            1,987.2
       Short-term investments, at amortized cost (market: $1,914.4)                             1,914.4
                                                                                              ---------
                           Total investments(2)                                                13,868.0
   Net premiums receivable                                                                      2,333.0
   Deferred acquisition costs                                                                     450.3
   Other assets                                                                                 1,243.1
                                                                                              ---------
                           Total assets                                                       $17,894.4
                                                                                              =========
   Unearned premiums                                                                          $ 4,231.1
   Loss and loss adjustment expense reserves                                                    4,852.2
   Other liabilities(2)                                                                         1,929.2
   Debt                                                                                         1,290.0
   Shareholders' equity                                                                         5,591.9
                                                                                              ---------
                           Total liabilities and shareholders' equity                         $17,894.4
                                                                                              =========
  Common Shares outstanding                                                                       217.3
  Shares repurchased - May                                                                           .2
          Average cost per share                                                              $   83.84
  Book value per share                                                                        $   25.73
  Return on average shareholders' equity                                                           29.1%
  Net unrealized pre-tax gains on investments                                                 $   423.1
  Debt to total capital ratio                                                                      18.7%



(1) Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $246.8 million.

(2)      Amounts include net unsettled security acquisitions of $552.4 million.

      MONTHLY COMMENTARY
      ------------------

- As previously mentioned, the 16% net premiums written growth rate was favorably impacted by the timing of the Memorial Day holiday in 2004, as compared to 2003. If in 2004 the holiday had fallen in fiscal May as it did in 2003, the growth rate for the month would likely have been in the range of 10%-12%.

- The Company continued to experience strong profitability. Only three markets in which the Company writes Personal Lines business were unprofitable for the month (primarily due to the settlement of a lawsuit in one state, a catastrophe loss in another state and higher severity in the third state); for the year-to-date period, all Personal Lines markets were profitable.

- During May, the Company experienced catastrophe losses, which partially contributed to a higher loss/LAE ratio for the period. Overall, frequency and severity for the month are in line with year-to-date results.

-        Policies in force growth remained strong, supported by strong renewals.
         In Personal Lines, 14 markets have year-to-date net premiums written growth of 20% or greater; these markets represent 24% of the total Personal Lines premiums. Thirteen states (36% of total Personal Lines) grew less than 10%.

- In general, the Company saw modest increases in retention measures for the month in most of the Agency and Direct auto tiers.

- At May month-end, the net unrealized gains in the investment portfolio were $423.1 million, a decrease of $220.3 million from year-end 2003. The pretax recurring investment book yield of the portfolio was 3.6% for the month and 3.8% year-to-date. In the fixed-income portfolio, the duration was 2.9 years and the weighted average credit quality was AA.

The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies and insurance brokers. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS RELEASE THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS AND RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, UNCERTAINTIES RELATED TO ESTIMATES, ASSUMPTIONS AND PROJECTIONS GENERALLY; INFLATION AND CHANGES IN ECONOMIC CONDITIONS (INCLUDING CHANGES IN INTEREST RATES AND FINANCIAL MARKETS); THE ACCURACY AND ADEQUACY OF THE COMPANY'S PRICING AND LOSS RESERVING METHODOLOGIES; PRICING COMPETITION AND OTHER INITIATIVES BY COMPETITORS; THE COMPANY'S ABILITY TO OBTAIN REGULATORY APPROVAL FOR REQUESTED RATE CHANGES AND THE TIMING THEREOF; THE EFFECTIVENESS OF THE COMPANY'S ADVERTISING CAMPAIGNS; LEGISLATIVE AND REGULATORY DEVELOPMENTS; THE OUTCOME OF LITIGATION PENDING OR THAT MAY BE FILED AGAINST THE COMPANY; WEATHER CONDITIONS (INCLUDING THE SEVERITY AND FREQUENCY OF STORMS, HURRICANES, SNOWFALLS, HAIL AND WINTER CONDITIONS); CHANGES IN DRIVING PATTERNS AND LOSS TRENDS; ACTS OF WAR AND TERRORIST ACTIVITIES; COURT DECISIONS AND TRENDS IN LITIGATION AND HEALTH CARE AND AUTO REPAIR COSTS; AND OTHER MATTERS DESCRIBED FROM TIME TO TIME BY THE COMPANY IN RELEASES AND PUBLICATIONS, AND IN PERIODIC REPORTS AND OTHER DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, INVESTORS SHOULD BE AWARE THAT GENERALLY ACCEPTED ACCOUNTING PRINCIPLES PRESCRIBE WHEN A COMPANY MAY RESERVE FOR PARTICULAR RISKS, INCLUDING LITIGATION EXPOSURES. ACCORDINGLY, RESULTS FOR A GIVEN REPORTING PERIOD COULD BE SIGNIFICANTLY AFFECTED IF AND WHEN A RESERVE IS ESTABLISHED FOR A MAJOR CONTINGENCY. REPORTED RESULTS, THEREFORE, MAY APPEAR TO BE VOLATILE IN CERTAIN ACCOUNTING PERIODS.